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                                                                   EXHIBIT 10.20



President and Chief Executive Officer
Flour City International, Inc.
915 Riverview Drive, Suite One
Johnson City, Tennessee 37601

Re:  Registration Statement of Flour City International, Inc.
     on Form S-1 originally filed with the Securities and Exchange Commission on January 7, 1998 ("Registration Statement")

Gentlemen:

     The undersigned hereby consents to the use of his name in the Registration Statement under the Heading "Management" and agrees to serve as a director on the board of directors of Flour City International, Inc., upon closing of the Offering (as described in the Registration Statement).



Date: April 27, 1998                        /s/ PAUL D. LYNAM
                                            ------------------------
                                                Paul D. Lynam